July 15, 2011

DREYFUS S&P STARS OPPORTUNITIES FUND

Supplement to Prospectus and Statement of Additional Information (SAI)

both dated August 1, 2010

The following information supersedes and replaces any contrary information contained in the fund's Prospectus and SAI.

Effective November 1, 2011, the fund will be renamed Dreyfus MidCap Core Fund, and changes to the fund's investment strategy will be implemented as described below.

The fund's investment objective will remain to seek long-term capital appreciation.

Effective November 1, 2011, to pursue its goal, the fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks.  The fund will invest in companies included in the S&P® MidCap 400 Index or the Russell Midcap® Index at the time of purchase.  The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

The fund's portfolio managers will apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among mid-cap stocks in the U.S. stock market.  The portfolio managers will use a proprietary valuation model that identifies and ranks stocks based on:

•         a long-term relative valuation model that utilizes forward looking estimates of risk and return;

•         an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

•         a set of Behavioral Factors, including earnings revisions and price action, that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers will seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index.  The fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

The S&P MidCap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market.  As of June 30, 2011, the market capitalization of the largest company in the S&P MidCap 400 Index was approximately $11.88 billion, and the weighted average and median market capitalizations of the S&P MidCap 400 Index were approximately $3.09 billion and $2.84 billion, respectively.  As of May 31, 2011, the market capitalization of the largest company in the Russell Midcap Index was approximately $18.279 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $8.340 billion and $4.678 billion, respectively.

The fund will be permitted, but not required, to use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.  The fund will be permitted to engage in short-selling.